UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2020
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-37860			81-3434516
(Commission File Number)			(I.R.S. Employer Identification No.)

1678 S. Pioneer Road,	Salt Lake City,	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 5 to Credit Agreement

On March 26, 2020, the Company, as borrower, entered into Amendment No. 5 (the “Amendment”) to its Credit Agreement, dated as of May 1, 2017, with Bank of America, N.A. as administrative agent, and the other lenders party thereto (the “Credit Agreement”). The Amendment increases the maximum consolidated total and consolidated senior secured leverage ratio to 4.25x in April 2020 with a step down to 4.0x in January 2021, to 3.75x in July 2021, and to 3.5x in January 2022. In addition, the Amendment increases the minimum LIBOR percentage to 0.75%. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this report as Exhibit 10.1. By increasing the permitted leverage ratios, the Company will be able to access more of the borrowing capacity available under the revolving credit facility portion of the Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 above describing the Amendment to the Credit Agreement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to Credit Agreement dated March 26, 2020 between Varex Imaging Corporation, Bank of America, N.A., as administrative agent and the lenders and guarantors party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: March 27, 2020	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary